                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 29, 2004 relating to the financial statements of Point Match Ltd. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                            Ziv Haft
                                            -----------------------------------
                                            Ziv Haft
                                            Certified Public Accountants (Isr.)
                                            BDO member firm


Tel-Aviv, July 29, 2004